Exhibit 99.1

                                   RESIGNATION

TO:      GOLDTECH MINING CORPORATION

Please accept this as my resignation as a director of Goldtech Mining Corporation, effective immediately.

Dated this 8th day of December, 2005.

                                                     /s/ RALPH JORDAN
                                                     -----------------
                                                     Ralph Jordan